Exhibit 99.1

NEWS RELEASE

Applied Digital Completes Separation of Cloud Business, Establishing ChronoScale as Independent Public Company

● ChronoScale to begin trading on Nasdaq under ticker CHRN

● Applied Digital to retain approximately 97% ownership and invest $15.75 million at closing

DALLAS — May 5, 2026 — Applied Digital Corporation (NASDAQ: APLD), a designer, builder, and operator of high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads, today announced the closing of its previously disclosed transaction to contribute its cloud business to EKSO Bionics Holdings, Inc. (“EKSO”). As a result, the cloud business became a wholly owned subsidiary of EKSO and EKSO changed its name to ChronoScale Corporation (“ChronoScale”). ChronoScale will begin trading on the Nasdaq Capital Market on Tuesday, May 5, 2026, under the ticker “CHRN” and under a new CUSIP number, 170924104.

Applied Digital was issued approximately 138 million shares of ChronoScale common stock for the contribution of its cloud business. In addition, Applied Digital invested $15.75 million in cash in ChronoScale for an additional approximately 1.4 million shares of ChronoScale common stock priced at market in a private placement offering, which closed concurrently with the contribution transaction. Following the closing, Applied Digital owns approximately 97% of the outstanding shares of ChronoScale common stock.

Formed through this strategic combination of Applied Digital’s cloud business and EKSO, ChronoScale will operate as an accelerated compute platform purpose-built to support demanding artificial intelligence workloads designed to deliver scalable, GPU-based infrastructure optimized for AI training, inference, and high-performance computing. Focused on large-scale deployments, ChronoScale will provide dedicated compute environments engineered for performance, consistency, and long-term operational execution, with the ability to scale capacity in line with accelerating AI demand and increasing utilization across the market. In addition, the legacy EKSO business will also continue to operate as a wholly owned subsidiary of ChronoScale.

“This transaction reflects a deliberate step in how we structure the business,” said Wes Cummins, Chairman and CEO of Applied Digital. “Our data center hosting platform is built on long-duration contracts and predictable infrastructure returns, while the cloud compute layer operates on shorter cycles with a different risk profile. We believe separating these businesses allows each to be capitalized and scaled appropriately.”

Cummins continued, “Applied Digital remains focused on delivering large-scale AI infrastructure with stable, long-term cash flows. At the same time, we believe ChronoScale is positioned to participate in the growth of the cloud compute layer, where we expect demand to continue to accelerate and capacity to remain constrained, which we expect to support strong utilization and favorable pricing dynamics. This structure is intended to allow both businesses to pursue their respective opportunities while giving investors clear exposure to each.”

The transaction comes as demand for AI infrastructure continues to increase, with cloud compute platforms experiencing rising utilization and evolving workload requirements. As a result, ChronoScale is expected to operate with greater flexibility to access capital, expand capacity, and pursue growth opportunities independently.

Lowenstein Sandler LLP acted as legal advisor to Applied Digital. Wilson Sonsini Goodrich & Rosatti LLP acted as legal advisor to EKSO, and Lake Street served as financial advisor to EKSO.

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About Applied Digital

Applied Digital (Nasdaq: APLD) named Best Data Center in the Americas 2025 by Datacloud — designs, builds, and operates high-performance, sustainably engineered data centers and colocation services for artificial intelligence, cloud, networking, and blockchain workloads. Headquartered in Dallas, TX, and founded in 2021, the company combines hyperscale expertise, proprietary waterless cooling, and rapid deployment capabilities to deliver secure, scalable compute at industry-leading speed and efficiency, while creating economic opportunities in underserved communities through its award-winning Polaris Forge AI Factory model.

Learn more at applieddigital.com or follow @APLDdigital on X and LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development; (ii) statements about the high-performance computing (HPC) industry; (iii) statements about the cloud compute industry; (iv) statements of company plans and objectives, including but not limited to, the Company’s plans and objectives with respect to ChronoScale, as the go forward accelerated compute platform, the Company’s evolving business model, or estimates or predictions of actions by suppliers; (iv) statements of future economic performance; (v) statements of assumptions underlying other statements and statements about the Company or its business and ChronoScale and its business; and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include, among others: ChronoScale’s ability to develop its combined business as planned; the parties’ ability to successfully integrate the cloud compute business with the legacy Ekso business, the Company’s ability to complete construction of the Company’s High Power Compute (HPC) data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and HPC infrastructure needs and their impact on future plans; costs related to the HPC operations and strategy; the Company’s ability to timely deliver any services required in connection with completion of installation under lease agreements; the Company’s ability to raise additional capital to fund the ongoing datacenter construction and operations; ChronoScale’s dependence on material cloud compute customer/s; the Company’s ability to obtain financing of datacenter leases on acceptable financing terms, or at all; the Company’s dependence on principal customers, including its ability to execute and perform its obligations under its leases with key customers, including without limitation, the datacenter leases with hyperscalers; the Company’s ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow its business; decline in demand for the Company’s products and services or the products and services of ChronoScale; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”), as well as EKSO’s definitive information statement on Schedule 14C, describing the contribution transaction, filed with the SEC on April 3, 2026. Copies of these filings are available online at www.sec.gov, on the company’s website (www.applieddigital.com) under “Investors,” or on request from the company. Information in this release is as of the dates and time periods indicated herein, and the company does not undertake to update any of the information contained in these materials, except as required by law.

Media Contact

JSA (Jaymie Scotto & Associates)

(856) 264-7827

jsa_applied@jsa.net

Investor Relations Contacts

Matt Glover or Ralf Esper

Gateway Group, Inc.

(949) 574-3860

APLD@gateway-grp.com